UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2016

MOMENTOUS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55451	46-4446281
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

PO Box 861, Sugar Land, Texas 77487-0861
(Address of principal executive offices)

800-314-8912

Registrant's telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, l4a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240, 14d-2(b)

        Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act (I 7 CFR 240, 13e-4(c)

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "MEG" or the "Registrant" refer to Momentous Entertainment Group, Inc.

Item 1.01.

Extension of a Material Definitive Agreement.

On December 30, 2016, Momentous Entertainment Group, Inc., a Nevada company (the "Company" or “MEG”), entered into an extension agreement with VZ Network Holdings, Inc. extending the closing date of the Share Exchange Agreement described in a Letter of Intent originally executed on November 25, 2016 to a date on or before February 28, 2017.  A copy of the letter agreement extending the signing deadline for the Share Purchase Agreement of VZ Network Holdings, Inc. is attached as Exhibit 2.1 hereto and incorporated herein by this reference.

Overview of Transactions

On November 25, 2016, VZ Network Holdings, Inc., including its wholly-owned subsidiaries Poolworks Limited (“VZ”), together with MEG executed a Letter of Intent (the “LOI”) covering MEG’s intent to purchase VZ. Pursuant to the terms of the LOI, MEG would execute a Share Exchange Agreement with VZ purchasing all the issued and outstanding shares of VZ for newly-issued preferred stock of MEG with a closing date agreed upon for January 2, 2017. If the Share Exchange Agreement is executed, VZ would become a wholly-owned subsidiary of MEG.

On November 29, 2016, the Company issued a press release announcing the signing of the LOI describing MEG’s intent to acquire VZ. A copy of the press release is attached as Exhibit 99.7

 Extension of Transaction

On December 30, 2016, VZ, including its wholly-owned subsidiary Poolworks Limited, and MEG, executed an Extension Agreement to extend the closing date of the Share Exchange Agreement to a date on or before February 28. 2017.  The Extension provides time for VZ to negotiate with certain VZ significant creditors to reach a credit solution on certain outstanding debt that is acceptable to all parties involved, including MEG. MEG cannot guarantee that the negotiations will result in an outcome that is acceptable to all parties.  In the event that VZ is unable to reach agreeable solutions, MEG will be unable to close the acquisition of VZ Network Holdings

Item 8.01.

Other Events.

On January 3, 2017, the Company issued a press release announcing the extension of the closing date of Acquisition Agreement described in the LOI. A copy of the press release is attached as Exhibit 99.8

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Letter of Intent, dated November 25, 2016, by and among the Company and VZ Network Holdings, Inc. agreeing to acquire Agreement.

2.2	Extension agreement letter, dated December 30, 2016, by and among the Company and VZ Network Holdings, Inc.

99.7	Press Release

99.8	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2017

Momentous Entertainment Group, Inc.

        (Registrant)

/s/ Kurt E. Neubauer

KURT E. NEUBAUER

Chief Executive Officer

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